                       FLEXIBLE PREMIUM DEFERRED VARIABLE

                                ANNUITY CONTRACT
                                    issued by
                       METROPOLITAN LIFE INSURANCE COMPANY

              METROPOLITAN LIFE VARIABLE ANNUITY SEPARATE ACCOUNT I
             METROPOLITAN LIFE VARIABLE ANNUITY SEPARATE ACCOUNT II

                         SUPPLEMENT DATED APRIL 30, 2007


This supplement updates certain information contained in your last prospectus dated October 20, 2006 and subsequent supplements for the flexible premium deferred variable annuity contract (the "Contract") offered by Metropolitan Life Insurance Company ("We", "Us", "MetLife", or "the Company"). We no longer offer the Contract to new purchasers. We do continue to accept purchase payments from Contract owners. You should read and retain this supplement with your Contract.

The Contract has 20 investment choices: a Fixed Account and 19 variable Subaccounts, which are divisions of the Metropolitan Life Variable Annuity Separate Account I or the Metropolitan Life Variable Annuity Separate Account II (the "Separate Account"). You can put your money into the Fixed Account and/or any of these Subaccounts. Money directed to the Fixed Account earns a declared interest rate that is guaranteed by us. Money directed to any Subaccount is invested exclusively in a single Investment Portfolio. These Investment Portfolios are professionally managed and provide a broad range of investment strategies (growth and income, aggressive growth, income, etc.), styles (growth, value, etc.) and asset classes (stocks, bond, international, etc.) and are listed below. Investments in the Investment Portfolios are not guaranteed. You could lose money.



AIM VARIABLE INSURANCE FUNDS -- SERIES I         MET INVESTORS SERIES TRUST -- CLASS A
  AIM V.I. Government Securities Fund              Met/AIM Capital Appreciation Portfolio
  AIM V.I. International Growth Fund             METROPOLITAN SERIES FUND, INC. -- CLASS A
FIDELITY VARIABLE INSURANCE                        BlackRock Money Market Portfolio
  PRODUCTS -- INITIAL CLASS                        Capital Guardian U.S. Equity Portfolio
  VIP Contrafund(R) Portfolio                      MFS(R) Total Return Portfolio
  VIP Equity-Income Portfolio                      Western Asset Management Strategic Bond
  VIP Growth Portfolio                                Opportunities Portfolio
  VIP High Income Portfolio                      MFS(R) VARIABLE INSURANCE TRUST -- INITIAL
  VIP Index 500 Portfolio                          CLASS
  VIP Overseas Portfolio                           MFS(R) Emerging Growth Series
LEGG MASON PARTNERS VARIABLE EQUITY                MFS(R) Research Bond Series
  TRUST -- CLASS I                                 MFS(R) Research Series
  Legg Mason Partners Variable Aggressive
     Growth Portfolio
  Legg Mason Partners Variable Appreciation
     Portfolio
  Legg Mason Partners Variable Small Cap
     Growth Portfolio



Certain Investment Portfolios have been subject to a merger, substitution or other change. Please see "Additional Information Regarding Investment Portfolios" for more information.

                                    GLOSSARY

--------------------------------------------------------------------------------

HOME OFFICE. the Home Office of Metropolitan Life Insurance Company or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 06199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is: MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

                                   FEE TABLES

--------------------------------------------------------------------------------

ANNUAL SEPARATE ACCOUNT CHARGES (FOR CONTRACTS APPLIED FOR ON AND AFTER FEBRUARY 1, 1999)
(as a percentage of the average daily net assets of the Separate Account)



Mortality and Expense Risk Charge............................................  1.25%(1)
Administrative Expense Charge................................................  0.15%
                                                                               ----
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES........................................  1.40%


ANNUAL SEPARATE ACCOUNT CHARGES (FOR CONTRACTS APPLIED FOR PRIOR TO FEBRUARY 1,
1999)
(as a percentage of average net assets of the Separate Account)



Mortality and Expense Risk Charge............................................  0.84%(1)
Administrative Expense Charge................................................  0.15%
                                                                               ----
TOTAL SEPARATE ACCOUNT EXPENSES..............................................  0.99%


---------
(1)   We are waiving the following amounts of the Mortality and Expense Risk
      Charge: an amount equal to the Underlying Fund expenses that are in excess of 0.91% for the Subaccount investing in the Met/AIM Capital Appreciation Portfolio -- Class A; and an amount equal to the Underlying Fund expenses that are in excess of 0.91% for the Subaccount investing in the Capital Guardian U.S. Equity Portfolio -- Class A.

INVESTMENT PORTFOLIO EXPENSES AS OF DECEMBER 31, 2006 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Investment Portfolios, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Investment Portfolio's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Investment Portfolios provided this information and we have not independently verified it. More detail concerning each Investment Portfolio's fees and expenses is contained in the prospectus for each Investment Portfolio. Current prospectuses for the Investment Portfolios can be obtained by calling 1-800-497-4857.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                       MINIMUM        MAXIMUM
                                                                     -----------    -----------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets,
including management fees, distribution and/or service fees (12b-
1), and other expenses)..........................................       0.38%          1.11%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE      NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER            ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  ---------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. Government Securities Fund      0.46%           --           0.33%       0.79%           0.04%         0.75%(1)(2)
  AIM V.I. International Growth Fund       0.72%           --           0.39%       1.11%             --          1.11%(3)

                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE      NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER            ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT       EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  ---------------

FIDELITY VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS                                                                           --
  VIP Contrafund(R) Portfolio              0.57%           --           0.09%       0.66%             --          0.66%
  VIP Equity-Income Portfolio              0.47%           --           0.10%       0.57%             --          0.57%
  VIP Growth Portfolio                     0.57%           --           0.11%       0.68%             --          0.68%
  VIP High Income Portfolio                0.57%           --           0.14%       0.71%             --          0.71%
  VIP Index 500 Portfolio                  0.10%           --           0.00%       0.10%             --          0.10%
  VIP Overseas Portfolio                   0.72%           --           0.16%       0.88%             --          0.88%
LEGG MASON PARTNERS VARIABLE EQUITY
  TRUST -- CLASS I
  Legg Mason Partners Variable
     Aggressive Growth Portfolio++         0.75%           --           0.02%       0.77%             --          0.77%
  Legg Mason Partners Variable
     Appreciation Portfolio                0.70%           --           0.02%       0.72%             --          0.72%(3)
  Legg Mason Partners Variable Small
     Cap Growth Portfolio                  0.75%           --           0.21%       0.96%             --          0.96%
MET INVESTORS SERIES
  TRUST(4) -- CLASS A
  Met/AIM Capital Appreciation
     Portfolio                             0.77%           --           0.09%       0.86%             --          0.86%(5)(6)(7)
METROPOLITAN SERIES FUND,
  INC.(8) -- CLASS A
  BlackRock Money Market Portfolio         0.34%           --           0.04%       0.38%           0.01%         0.37%(9)
  Capital Guardian U.S. Equity
     Portfolio                             0.66%           --           0.06%       0.72%             --          0.72%
  MFS(R) Total Return Portfolio            0.53%           --           0.05%       0.58%             --          0.58%(10)
  Western Asset Management Strategic
     Bond Opportunities Portfolio          0.63%           --           0.07%       0.70%             --          0.70%
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Emerging Growth Series            0.75%           --           0.12%       0.87%             --          0.87%
  MFS(R) Research Bond Series              0.65%           --           0.35%       1.00%           0.25%         0.75%(11)
  MFS(R) Research Series                   0.75%           --           0.14%       0.89%             --          0.89%


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
++ Fees and Expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.

---------
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) to 0.73% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008.
(2) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(3) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
(4) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if current fees had been in effect for the previous fiscal year.
(6) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(7) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(8) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(10) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(11) MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", do not exceed 0.20% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment related expenses and will continue until at least April 30, 2008. MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund's Board of Trustees.

SECTION 3: PURCHASE

The Company no longer offers the Contract to new purchasers, however, it does continue to accept Purchase Payments from existing Contract Owners.

PURCHASE PAYMENTS: A Purchase Payment is the money you give us to buy the Contract. The minimum we will accept when the Contract is bought is $5,000 ($2,000 if the Contract qualifies for special tax treatment under the IRS Code). You can make additional Purchase Payments at any time (except for Contracts purchased with a beneficiary-directed transfer of death proceeds), and you may arrange for Purchase Payments to be made automatically from your bank account or other source each month. We have the right to require each additional payment to be at least $500 ($100 for Qualified Contracts). Our approval is required if total Purchase Payments in any Contract Year exceed $1,000,000.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

SECTION 4. SUBACCOUNTS

You choose the Subaccounts to which you allocate your Purchase Payments. From time to time we may make new Subaccounts available. The Subaccounts invest in the Investment Portfolios. You are not investing directly in the Investment Portfolio. Each Investment Portfolio is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Investment Portfolios are not publicly traded and are offered only through variable annuity contracts, variable life insurance policies, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Investment Portfolio.

We select the Investment Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Portfolio's adviser or subadviser is one of our affiliates or whether the Investment Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Investment Portfolios periodically and may remove an Investment Portfolio or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Investment Portfolio no longer meets one or more of the selection criteria, and/or if the Investment Portfolio has not attracted significant allocations from owners. In some cases, we have included Investment Portfolios based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we will generally include Investment Portfolios based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.

If investment in the Investment Portfolios or a particular Investment Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Investment Portfolio or Investment Portfolios without your consent. The substituted Investment Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future

Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Investment Portfolios to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Investment Portfolio may be limited by the terms of a five year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Investment Portfolios advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Investment Portfolio, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Investment Portfolios advised by Legg Mason affiliates in seeking to make a substitution for an Investment Portfolio advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Investment Portfolios advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an Investment Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Investment Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Investment Portfolio assets. Contract Owners, through their indirect investment in the Investment Portfolios, bear the costs of these advisory fees (see the Investment Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Investment Portfolio attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an Investment Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are organized as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Investment Portfolios. The Company will benefit accordingly from assets allocated to the Investment Portfolios to the extent they result in profits to the advisers. (See "Fee Table -- Investment Portfolio Fees and Expenses" for information on the management fees paid by the Investment Portfolios and the Statement of Additional Information for information on the management fees paid by the advisers to the subadvisers.)

Each Investment Portfolio has different investment objectives and risks. The Investment Portfolio prospectuses contain more detailed information on each Investment Portfolio's investment strategy, investment advisers and fees. You may obtain an Investment Portfolio prospectus by calling 1-800-497-4857 or through your registered representative. We do not guarantee the investment results of the Investment Portfolios.

There is no assurance that an Investment Portfolio will achieve its stated objective. YOU SHOULD READ THE PROSPECTUSES FOR THESE INVESTMENT PORTFOLIOS CAREFULLY BEFORE INVESTING. The current Investment Portfolios are listed below, along with their investment advisers and any subadviser.

            INVESTMENT                         INVESTMENT
            PORTFOLIOS                         OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES I
  AIM V.I. Government Securities   Seeks to achieve a high level of   A I M Advisors, Inc.
     Fund                          current income consistent with
                                   reasonable concern for safety of
                                   principal.
  AIM V.I. International Growth    Seeks to provide long-term growth  A I M Advisors, Inc.
     Fund                          of capital.
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
  VIP Equity-Income Portfolio      Seeks reasonable income. The fund  Fidelity Management & Research
                                   will also consider the potential   Company
                                   for capital appreciation. The
                                   fund's goal is to achieve a yield
                                   which exceeds the composite yield
                                   on the securities comprising the
                                   Standard & Poor's 500(SM) Index
                                   (S&P 500(R)).
  VIP Growth Portfolio             Seeks to achieve capital           Fidelity Management & Research
                                   appreciation.                      Company
  VIP High Income Portfolio        Seeks a high level of current      Fidelity Management & Research
                                   income, while also considering     Company
                                   growth of capital.
  VIP Index 500 Portfolio          Seeks investment results that      Fidelity Management & Research
                                   correspond to the total return of  Company
                                   common stocks publicly traded in
                                   the United States, as represented
                                   by the S&P 500.
  VIP Overseas Portfolio           Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST -- CLASS I
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth Portfolio                                      LLC
                                                                      Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
     Appreciation Portfolio        capital.                           LLC
                                                                      Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Small Cap Growth Portfolio    capital.                           LLC
                                                                      Subadviser: ClearBridge Advisors,
                                                                      LLC
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio                     income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  Capital Guardian U.S. Equity     Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio                     capital.                           Subadviser: Capital Guardian
                                                                      Trust Company
  MFS(R) Total Return Portfolio    Seeks a favorable total return     MetLife Advisers, LLC
                                   through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company

            INVESTMENT                         INVESTMENT
            PORTFOLIOS                         OBJECTIVE                INVESTMENT ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Western Asset Management         Seeks to maximize total return     MetLife Advisers, LLC
     Strategic Bond Opportunities  consistent with preservation of    Subadviser: Western Asset
     Portfolio                     capital.                           Management Company
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Emerging Growth Series    Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company
  MFS(R) Research Bond Series      Seeks total return with an         Massachusetts Financial Services
                                   emphasis on current income, but    Company
                                   also considering capital
                                   appreciation.
  MFS(R) Research Series           Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company


ADDITIONAL INFORMATION REGARDING INVESTMENT PORTFOLIOS

Certain Investment Portfolios listed above were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Investment Portfolios, and where applicable, the former name and new name of the trust of which the Investment Portfolio is a part.

INVESTMENT PORTFOLIO NAME CHANGES


         FORMER INVESTMENT PORTFOLIO                      NEW INVESTMENT PORTFOLIO
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Opportunities Portfolio                 Portfolio


INVESTMENT PORTFOLIO MERGERS/REORGANIZATIONS
The following former Investment Portfolios were merged with and into the new Investment Portfolios, and/or were reorganized into a new trust.


      FORMER INVESTMENT PORTFOLIO/TRUST                NEW INVESTMENT PORTFOLIO/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS V      LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
                                                 INC.
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Opportunities Portfolio              Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Small Cap       Legg Mason Partners Variable Small Cap Growth
     Growth Portfolio -- (Single share class)    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Appreciation    Legg Mason Partners Variable Appreciation
     Portfolio -- (Single share class)              Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- (Single share class)       Growth Portfolio -- Class I

INVESTMENT PORTFOLIO SUBSTITUTIONS
The following new Investment Portfolios were substituted for the former Portfolios.


         FORMER INVESTMENT PORTFOLIO                      NEW INVESTMENT PORTFOLIO
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE FUNDS                   MET INVESTORS SERIES TRUST
  AIM V.I. Capital Appreciation                  Met/AIM Capital Appreciation
     Fund -- Series I                               Portfolio -- Class A
AIM VARIABLE INSURANCE FUNDS                   METROPOLITAN SERIES FUND, INC.
  AIM V.I. Core Equity Fund -- Series I          Capital Guardian U.S. Equity
                                                    Portfolio -- Class A


TRANSFER REQUESTS. Transfer requests, like all other elections, requests and notices to us, must be in writing in a form acceptable to us unless you have provided us with valid authorization to accept such requests or notices by telephone. Any telephone authorization is valid until it is rescinded or modified in writing by you. We employ reasonable procedures to confirm that instructions given us by telephone are genuine. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to follow those reasonable procedures. The procedures we follow for telephone transfers include confirming the correct name, contract number and your social security number. We may modify or eliminate the transfer privileges at any time, for any class of Contracts, for any reason. In particular, we reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

MARKET TIMING/EXCESSIVE TRADING. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Investment Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Portfolio and the reflection of that change in the Investment Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Investment Portfolios and may disrupt management strategy, requiring an Investment Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Portfolios, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Portfolios, (i.e., the AIM V.I. International Growth Fund, the Fidelity VIP High Income Portfolio, the Fidelity VIP Overseas Portfolio, the Legg Mason Partners Variable Small Cap Growth Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio, (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Investment Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Investment Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Portfolios, we rely on the Investment Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing

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firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

          - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

          - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract.

Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Investment Portfolio and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Investment Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Investment Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Investment Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Investment Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Investment Portfolio or its principal underwriter that obligates us to provide the Investment Portfolio promptly upon request, certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Investment Portfolio.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Investment Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Investment Portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Investment Portfolios. If an Investment Portfolio believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Investment Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Investment Portfolio prospectuses for more details.


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

SECTION 7: ACCESS TO YOUR MONEY

You can obtain the money you have in your Contract: (1) by withdrawing a portion of it or surrendering your Contract in full prior to the Annuity Income Date; or
(2) by electing to start receiving Annuity Income Payments. In addition, your Beneficiary can receive the money in your Contract as a death benefit if you die prior to the Annuity Income Date. If you surrender your Contract before the Annuity Income Date, you will receive the Contract Value on the day the surrender is completed, less any applicable Surrender Charges, premium taxes and the Annual Contract Fee. (See "Section 5: Charges and Deductions".)

If you withdraw only some of the money in your Contract, you must tell us if money is to be taken from the Fixed Account and/or one or more Subaccounts. Under most circumstances, the amount of any withdrawal must be at least $500. You will receive the amount you requested, less any applicable Surrender Charges, taxes and fees.

We will withdraw the amount requested at the end of the Business Day on which we receive your request. After a withdrawal, if your total Contract Value is less than $2,000, we may pay the remaining value to you and terminate the Contract.

We may withhold payment of surrender or withdrawal proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

Income taxes, tax penalties and certain restrictions may apply to any surrender or withdrawal. We have the right to defer payments from the Fixed Account for up to six months.


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